Exhibit 99.1

TCF Financial Corporation

2009 Second Quarter Investor Presentation

The Convenience Franchise

1.)                                  Corporate Profile

At June 30, 2009

•                                          $17.5 billion financial holding company headquartered in Minnesota

•                                          30th largest U.S. based bank by asset size

•                                          444 bank branches, 96 branches opened since January 1, 2004

•                                          23rd largest U.S. branch network

•                                          9 campus alliances; 5th largest in campus card banking relationships

•                                          1,636 ATMs free to TCF customers; 1,148 off-site

•                                          10th largest issuer of Visa® Classic debit cards

•                                          17th largest bank-affiliated equipment finance/leasing company in the U.S.

•                                          Tangible realized common equity of 5.75%1

•                                          Redeemed outstanding Capital Purchase Program (CPP) preferred stock from the U.S. Treasury on April 22, 2009

1                   Excludes the impact of preferred stock, goodwill and accumulated other comprehensive income (loss) (see “Reconciliation of GAAP to Non-GAAP Measures” slide)

2.)                                  Corporate Profile

At June 30, 2009

•                                          Bank branches located in eight states

Traditional	197
Supermarket	233
Campus	14
Total	444

Minnesota	110
Illinois	202
Michigan	56
Colorado	36
Wisconsin	27
Arizona	7
Indiana	5
South Dakota	1
Total	444

3.)                                  What Makes TCF Different

•                                          Convenience

TCF banks a large and diverse customer base by offering a host of convenient banking services:

•                                          Open seven days a week, 364 days/year

•                                          Traditional, supermarket and campus branches

•                                          1,636 free ATMs

•                                          Free debit cards

•                                          No purchase-fee gift cards

•                                          Free coin counting

•                                          TCF Totally Free Online banking

•                                          Credit Quality

TCF is primarily a secured lender, emphasizing credit quality over asset growth.

4.)                                  What Makes TCF Different

•                                          No CPP preferred stock

•                                          No teaser rate or subprime lending programs

•                                          No option ARM loans

•                                          No asset-backed commercial paper

•                                          No Freddie Mac or Fannie Mae preferred stock

•                                          No off-balance sheet funding

•                                          No auto lease portfolio

•                                          No bank-owned life insurance

•                                          No structured investment vehicles (SIVs)

•                                          No mortgage servicing rights

•                                          No brokered deposits

5.)                                  Risk-Based Capital

$177 million excess over well capitalized requirement

($ millions)

	12/05	12/06	12/07	12/08	6/09

Actual	$1,050	$1,173	$1,246	$1,817	$1,466
Well Capitalized Requirement	$983	$1,057	$1,165	$1,240	$1,289
Tier 1:	8.79%	8.65%	8.28%	11.79%	8.71%
Total:	10.68%	11.10%	10.70%	14.65%	11.37%
Excess RBC:	$67	$116	$81	$577	$177

6.)                                  CPP Repayment

•                                          $361.2 million of preferred stock redeemed on April 22, 2009.

•                                          Recorded a $12 million non-cash deemed preferred dividend, which had no impact on net income or total stockholders’ equity. Reduced diluted EPS by 10 cents per common share.

•                                          Common stock warrant currently for 3,199,988 shares at a strike price of $16.93 currently owned by U.S. Treasury.

7.)                                  Liquidity and Borrowing Capacity

At June 30, 2009

•                                          TCF has $140.8 million in excess cash held in interest-bearing deposits at the Federal Reserve. In addition, TCF has borrowing capacity from a variety of sources:

•                                          $2.1 billion in secured borrowing capacity at the Federal Home Loan Bank of Des Moines

•                                          $1.3 billion in unsecured and uncommitted available lines

•                                          $720 million of secured borrowing capacity at the Federal Reserve Discount Window

8.)                                  Securities Available for Sale

Quarterly Average Balances

($ millions)

	12/08	Yield	6/09	Yield
U.S. Government sponsored enterprise and federal agencies mortgage-backed securities	$1,964	5.13%	$1,657	4.91%
U.S. Government sponsored enterprise debentures	—	—	527	2.17
Other securities	3	3.93	1	5.63
Total	$1,967	5.13	$2,185	4.25

At June 30, 2009, 99.9% of

securities available for sale were from

Fannie Mae, Freddie Mac or Ginnie Mae

9.)                                  Consumer Real Estate

($ millions)

68% are 1st mortgages at June 30, 2009

	12/05	12/06	12/07	12/08	6/09

1st Mortgages	$4,146	$4,409	$4,707	$4,882	$4,941
Junior Liens	1,773	2,101	2,344	2,420	2,339
Total	$5,919	$6,510	$7,051	$7,302	$7,280

10.)                           Consumer Real Estate

At June 30, 2009

•                                          68% 1st mortgages, average loan amount of $113,407

•                                          32% junior lien positions, average loan amount of $36,155

•                                          77% amortizing loans, 23% lines of credit

•                                          74% fixed rate, 26% variable rate (prime based)

•                                          Average home value of $247,772 1

•                                          Yield 6.36%

•                                          Over-60-day delinquency rate 1.09% 2

•                                          Net charge-offs: 2009 = 1.24%3, 2008 = .86%, 2007 = .31%

•                                          Average FICO score at origination 724

•                                          Originated $1.5 billion of new loans in 2008 and 2009 year-to-date; of these loans, net charge-offs over the last six quarters totaled $1 million (or 4 bps3)

1                   Based on most recent values known to TCF

2                   Excludes non-accrual loans

3                   Annualized

11.)                           Commercial Lending +11%*

($ millions)

	12/05	12/06	12/07	12/08	6/09

Commercial Business	$435	$552	$558	$507	$487
Commercial Real Estate	2,298	2,391	2,558	2,984	3,155
Total	$2,733	$2,943	$3,116	$3,491	$3,642

*                 Twelve-month growth rate

12.)                           Commercial Loans

At June 30, 2009

•      Commercial real estate — $3.2 billion

•      29% retail services

•      20% apartment loans

•      16% office buildings

•      15% industrial buildings

•      2% residential development and construction

•      Commercial business — $487.1 million

•      Yield 5.43%

•      Over-60-day delinquency rate .06%1

•      Net charge-offs: 2009 = 1.47%2, 2008 = .54%, 2007 = .12%

•      Approximately 99% of all commercial loans secured

•      CRE location mix: 93% TCF Banking Markets, 7% Other

1                   Excludes non-accrual loans

2                   Annualized

13.)                           Leasing and Equipment Finance1 +24%*
($ millions)

	12/05	12/06	12/07	12/08	6/09

Leasing and Equipment Finance	$1,560	$1,899	$2,175	$2,545	$2,876

1                   Includes operating leases

*                 Twelve-month growth rate

14.)                           Leasing and Equipment Finance

At June 30, 2009

•      17th largest bank-affiliated equipment finance/leasing company in the U.S.

•      32nd largest equipment finance/leasing company in the U.S.

•      Diverse equipment types

•      18% manufacturing

•      18% specialty vehicles

•      16% construction

•      16% medical

•      10% technology and data processing

•      Yield 6.94%

•      Uninstalled backlog of $283.4 million; down $44.6 million from year-end 2008

•      Over-60-day delinquency rate .65%1

•      Net charge-offs: 2009 = .75%2, 2008 = .50%, 2007 = .20%

1                   Excludes non-accrual loans and leases and includes $10.3 million (or 24 bps)  in loans and leases purchased in 2009

2                   Annualized

15.)                           TCF Inventory Finance

At June 30, 2009

•      Launched in April 2008 and headquartered in Hoffman Estates, IL

•      Inventory floorplan finance business with a focus on consumer electronics, household appliance, and lawn and garden industries

•      Operates primarily in the U.S. with a presence in Canada

•      78 employees

•      $157.2 million in assets

•      Loans are variable-rate

•      Yield 8.38%

16.)                           Allowance for Loan & Lease Losses
($ millions)

	12/05		12/06		12/07		12/08		6/09

Allowance for Loan & Lease Losses	$55.8		$58.5		$80.9		$172.4		$193.4	[2]
Net Charge-offs (NCO)[1]	$28.2		$18.0		$34.6		$100.5		$84.6

As a % of Loans & Leases:
Allowance	.55%		.52%		.66%		1.29%		1.39%
NCO	.29%		.17%		.30%		.78%		1.24	% [3]
Coverage Ratio	2.0	X	3.3	X	2.3	X	1.7	X	1.1	X [3]

1                   Year-to-date

2                   Excludes $13.8 million in reserves netted against purchased leasing portfolio balance

3                   Annualized

17.)                           Delinquencies (Over 60-Day)1
($ millions)

	12/05	12/06	12/07	12/08	6/09

Consumer Real Estate	$12.2	$21.2	$28.1	$67.8	$78.6
Commercial	1.7	14.1	3.7	0.8	2.3
Leasing	3.3	1.8	4.0	10.9	18.1
Delinquencies	$17.2	$37.1	$35.8	$79.5	$99.0
Over 60-Day Delinquencies[1]:	.17%	.33%	.29%	.60%	.72%
Over 90-Day Delinquencies[1]:	.06%	.11%	.12%	.28%	.35%

1                   Excludes non-accrual loans and leases

18.)                           Non-Performing Assets
($ millions)

	12/05	12/06	12/07	12/08	6/09

Non-Accrual Loans & Leases	$29.7	$43.2	$59.8	$172.5	$239.9
Real Estate Owned	17.7	22.4	45.8	61.7	96.9
Total	$47.4	$65.6	$105.6	$234.2	$336.8

# of consumer residential properties owned	70	95	137	187	266

19.)                           Net Charge-Offs by Type
(Percent)

			YTD[1]
	2007	2008	2009
Consumer real estate:
First mortgage lien	.21%	.62%	.91%
Junior lien	.50	1.34	1.94
Total consumer real estate & other	.40	.98	1.32
Commercial real estate	.10	.44	1.52
Commercial business	.22	1.05	1.19
Leasing and equipment finance	.20	.50	.75
Inventory Finance	N.A.	—	—
Total	.30	.78	1.24

1                   Annualized

N.A. Not Applicable

20.)                           Loan and Lease Geographic Diversification
($000s)

		Commercial
	Consumer	Real Estate	Leasing and
	Real Estate	& Commercial	Equipment	Inventory
At June 30, 2009:	& Other	Business	Finance	Finance	Total
Minnesota	$2,831,855	$958,363	$69,966	$2,664	$3,862,848
Illinois	2,220,458	850,719	102,859	146	3,174,182
Michigan	1,202,964	867,097	118,774	7,293	2,196,128
Wisconsin	513,070	515,271	49,235	537	1,078,113
Colorado	455,315	100,146	50,880	3,890	610,231
California	9,613	18,981	372,726	6,219	407,539
Texas	1,873	2,982	211,253	24,097	240,205
Florida	5,082	58,173	157,507	16,116	236,878
Ohio	4,127	54,675	113,689	6,426	178,917
Arizona	45,548	32,908	84,452	1,754	164,662
New York	3,608	523	145,915	578	150,624
Indiana	25,157	57,681	50,781	8,049	141,668
Other	21,454	124,962	1,294,821	79,424	1,520,661
Total	$7,340,124	$3,642,481	$2,822,858	$157,193	$13,962,656

21.)                           Net Charge-Offs1 vs. Other Banks

(Percent)

	2005	2006	2007	2008	2009 [2]

TCF	.29%	.17%	.30%	.78%	1.24%
M&I	.12	.10	.59	2.74	3.16
Bank of America	.83	.68	.82	1.72	3.06
U.S. Bancorp	.51	.38	.52	1.07	1.81
Comerica	.25	.12	.30	.91	1.67
BB&T	.30	.27	.38	.89	1.68
KeyCorp	.48	.25	.38	1.62	2.75

1                   As a percent of average loans & leases

2                   YTD as of June 30, 2009 (annualized)

22.)                           Total Deposits

Quarterly Average Balances +13%*

($ millions)

	12/05	12/06	12/07	12/08	6/09

Certificates of deposit	$1,887	$2,471	$2,307	$2,449	$2,087
Savings and money market	2,839	2,915	3,194	3,486	5,530
Checking	4,102	4,141	3,981	3,914	4,055
Total	$8,828	$9,527	$9,482	$9,849	$11,672

Average Rate[1]:	1.54%	2.33%	2.29%	1.51%	1.15%

*                 Twelve-month growth rate

1                   Quarter-to-date

23.)                           Banking Fees and Other Revenue1

($ millions)

	2005	2006	2007	2008	2009

First Quarter	$85	$92	$94	$96	$90
Second Quarter	97	104	106	103	112
Third Quarter	102	105	107	107	—
Fourth Quarter	99	99	106	100	—
Total	$383	$400	$413	$406	$202

1                   Consisting of fees and service charges, card revenue, and ATM revenue

24.)                           Card Revenue

($ millions)

	2005	2006	2007	2008	2009

First Quarter	$17.6	$21.3	$23.3	$24.8	$25.0
Second Quarter	19.8	22.9	24.9	26.8	26.6
Third Quarter	21.0	24.4	25.6	26.2	—
Fourth Quarter	21.4	23.5	25.1	25.2	—
Total	$79.8	$92.1	$98.9	$103.0	$51.6

Sales Volume:	$5,673	$6,465	$6,949	$7,280	$3,606	[1]
Average Interchange Rate:	1.34%	1.36%	1.35%	1.34%	1.34%[1]

1                   Year-to-date

25.)                           Card Revenue

•                                          10th largest issuer of Visa® Classic debit cards

•                                          11th largest issuer of Visa® Commercial debit cards

•                                          $3.6 billion in sales volume, down 1.5% 1

•                                          20.5 transactions per month on active cards, up 1.2% 1

1                   Year-to-date

26.)                           Reconciliation of GAAP to Non-GAAP Measures1

($000s)

June 30, 2009
Computation of stockholders’ equity to total assets:
Stockholders’ equity	$1,142,535
Total assets	$17,475,721
Stockholders’ equity to total assets	6.54%

Computation of tangible realized common equity to total assets:
Stockholders’ equity	$1,142,535
Less:
Preferred Stock	—
Goodwill	152,599
Add:
Accumulated other comprehensive loss	15,296
Tangible realized common equity	$1,005,232
Total assets	$17,475,721
Tangible realized common equity to total assets	5.75%

1                   In contrast to GAAP-basis measures, tangible realized common equity excludes the effect of preferred stock, goodwill and accumulated other comprehensive income (loss). Management reviews tangible realized common equity as an ongoing measure and has included this information because of current interest in tangible realized common equity by the industry and banking regulatory authorities.

27.)                           Cautionary Statement

This presentation and other reports issued by the Company, including reports filed with the SEC, may contain “forward-looking” statements that deal with future results, plans or performance. In addition, TCF’s management may make such statements orally to the media, or to securities analysts, investors or others. Forward-looking statements deal with matters that do not relate strictly to historical facts. TCF’s future results may differ materially from historical performance and forward-looking statements about TCF’s expected financial results or other plans and are subject to a number of risks and uncertainties. These include, but are not limited to, continued or deepening deterioration in general economic and banking industry conditions; continued increases in unemployment in TCF’s primary banking markets; limitations on TCF’s ability to pay dividends or to increase dividends in the future because of financial performance deterioration, regulatory restrictions or limitations; increased deposit insurance premiums, special assessments or other costs related to deteriorating conditions in the banking industry and the economic impact on banks of the Emergency Economic Stabilization Act, as amended (“EESA”) or other related legislative and regulatory developments; the impact of the Obama Administration’s financial regulatory reform proposals including possible additional capital, consumer protection and supervisory requirements; the imposition of requirements with an adverse financial impact relating to TCF’s lending, loan collection and other business activities as a result of the EESA,  or other legislative or regulatory developments such as mortgage foreclosure moratorium laws; possible legislative changes, including restrictions on deposit fees and reduction of interchange revenue from debit card transactions and adverse economic, business and competitive developments such as shrinking interest margins, deposit outflows, an inability to increase the number of deposit accounts and the possibility that deposit account losses (fraudulent checks, etc.) may increase; impact of legislative, regulatory or other changes affecting customer account charges and fee income; legislative changes to bankruptcy laws which would result in the loss of all or part of TCF’s security interest due to collateral value declines (so-called “cramdown” provisions); reduced demand for financial services and loan and lease products; adverse developments affecting TCF’s supermarket banking relationships or any of the supermarket chains in which TCF maintains supermarket branches; changes in accounting standards or interpretations of existing standards; monetary, fiscal or tax policies of the federal or state governments, including adoption of state legislation that would increase state taxes; adverse findings in tax audits or regulatory examinations and resulting enforcement actions, including those provided for under the Bank Secrecy Act, changes in credit and other risks posed by TCF’s loan, lease, investment, and securities available for sale portfolios, including continuing declines in commercial or residential real estate values or changes in allowance for loan and lease losses methodology dictated by new market conditions or regulatory requirements; lack of or inadequate insurance coverage for claims against TCF; technological, computer related or operational difficulties or loss or theft of information; adverse changes in securities markets directly or indirectly affecting TCF’s ability to sell assets or to fund its operations; results of litigation, including potential class action litigation concerning TCF’s lending or deposit activities or employment practices and possible increases in indemnification obligations for certain litigation against Visa U.S.A. (“covered litigation”) and potential reductions in card revenues resulting from covered litigation or other litigation against Visa; heightened regulatory practices, requirements or expectations, including, but not limited to, requirements related to the Bank Secrecy Act and anti-money laundering compliance activity; or other significant uncertainties. Investors should consult TCF’s Annual Report on Form 10-K, and Forms 10-Q and 8-K for additional important information about the Company.

28.)                           Source References

Slide: Corporate Profile

30th largest U.S. bank - Ipreo; 3/31/08

23rd largest branch network - SNL Financial, LC; 2Q09

5th largest in campus card relationships - CR80News; Spring 2009

10th largest issuer of Visa Classic - Visa; 1Q09; ranked by sales volume

17th largest bank-affiliated leasing company - The Monitor; Jul/Aug 2008

Slide: Leasing and Equipment Finance

17th largest bank-affiliated leasing company - The Monitor; Jul/Aug 2008

32nd largest leasing company - The Monitor; 2009 Monitor 100

Slide: Net Charge-Offs vs. Other Banks

Net charge-off data - SNL Financial, LC; 2Q09

Slide: Card Revenue

10th largest issuer of Visa Classic - Visa; 1Q09; ranked by sales volume

11th largest issuer of Visa Commercial - Visa; 1Q09; ranked by sales volume